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                                                                    Exhibit 10.4


                                                                  EXECUTION COPY


                                 AMENDMENT No. 1


         AMENDMENT No. 1 (this "Amendment") dated as of July 6, 2003 among FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the "Borrower"), FINLAY ENTERPRISES, INC., a Delaware corporation (the "Parent"), the lenders named herein and signatory hereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent"), for the Lenders.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Parent, the Borrower, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of January 22, 2003 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"); and

         WHEREAS, subject to the terms and conditions contained herein the parties hereto desire to amend certain provisions of the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

         2. Amendment to Credit Agreement.

         (a) As of the Effective Date (as defined herein), Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in their appropriate alphabetical order:

         "Amendment No. 1" shall mean the Amendment No. 1 entered into between the Parent, the Borrower, the Agent and the Lenders party thereto.

         "Amendment No. 1 Effective Date" shall mean July 6, 2003, the Effective Date as defined in Amendment No. 1.

         (b) As of the Effective Date, Section 9.5 of the Credit Agreement is hereby amended by deleting the "and" immediately following Section 9.5(h), deleting the period at the end of Section 9.5(i), inserting a semi-colon followed by the word "and" immediately thereafter and inserting the following new subsection (j) immediately thereafter:

         "(j) the sale, transfer and assignment by the Borrower to eFinlay of Inventory as required for eFinlay to sell such Inventory to fulfill purchases consummated in the normal course of business through websites."

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         (c) As of the Effective Date, Section 9.6(a)(vi) of the Credit
Agreement is hereby amended by deleting subsection (vi) in its entirety and replacing it with the following:

         "(vi) the Borrower may pay dividends to the Parent for the repurchase, acquisition or redemption by the Parent of up to $24,000,000 of its common stock in open market or privately negotiated transactions (which may be with Affiliates of the Parent), during the period from the Amendment No. 1 Effective Date to and including September 29, 2004; provided, that immediately after giving effect to any stock repurchase the Borrower shall have the ability to draw an additional Revolving Advance in the amount of at least $30,000,000; provided, further that the Parent shall give the Agent quarterly notice, in arrears, of each repurchase made by it pursuant to this clause (vi), specifying the amount of aggregate repurchases and the source from which the Borrower obtained the funds to be used to effectuate such repurchases."

         (d) As of the Effective Date, Section 9.6(a) of the Credit Agreement is hereby amended by deleting the "and" immediately following Section 9.6(a)(v), deleting the period at the end of Section 9.6(a)(vi), inserting a semi-colon followed by the word "and" immediately thereafter and inserting the following new subsection (vii):

         "(vii) the Borrower may pay dividends to the Parent for the payment of cash dividends by the Parent of up to $5,000,000 plus 25% of net income (without giving effect to extraordinary gains or losses or gains or losses resulting from the repurchase, acquisition or redemption of Senior Debentures and Senior Notes) of the Borrower and its subsidiaries after January 31, 2003; provided, that immediately after giving effect to any cash dividend the Borrower shall have the ability to draw an additional Revolving Advance in the amount of at least $30,000,000; provided, further that the Parent shall give the Agent quarterly notice, in arrears, of cash dividends made by it pursuant to this clause (vii), specifying the amount of aggregate cash dividends and the source from which the Borrower obtained the funds to be used to effectuate such cash dividends."

         (e) As of the Effective Date, Section 9.14 of the Credit Agreement is hereby amended by inserting the following after "material respect": "(it being understood that the Borrower and eFinlay shall be permitted to engage in the business of selling inventory through websites)".

         3. Representations and Warranties. Each of the Parent and the Borrower represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

         (a) Each of the Parent and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

         (b) This Amendment has been duly executed and delivered by the Parent and the Borrower and the acknowledgement attached hereto has been duly executed and delivered by each Subsidiary party hereto. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the

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Parent and the Borrower, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

         (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

         (d) After giving effect to this Amendment, each of the Borrower and the Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

         (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

         (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

         4. Effective Date. The amendment to the Credit Agreement contained herein shall become effective as of July 6, 2003 only at such time as (i) this Amendment has been duly executed and delivered by the Borrower, the Parent and the Majority Lenders and (ii) the acknowledgement attached hereto has been executed and delivered by each of the Subsidiaries party hereto. Upon the satisfaction of the conditions contained in the foregoing clauses (i) and (ii), July 6, 2003 shall be the "Effective Date".

         5. Gold Consignment Agreement. The Majority Lenders hereby consent to the execution and delivery by the Parent, the Borrower and eFinlay of an amendment to the Gold Consignment Agreement (and any ancillary documents thereto) consistent with the terms of this Amendment.

         6. Expenses. The Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

         7. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Each of the Borrower and the Parent hereby agrees that all of the covenants and agreements

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contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

         8. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

                                      * * *


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         IN WITNESS WHEREOF the parties hereto have caused this Amendment No. 1 to be duly executed by their respective officers as of the date first written above.

                               FINLAY FINE JEWELRY CORPORATION



                               By: /s/ Bruce E. Zurlnick
                                   -------------------------------------
                                   Name:  Bruce E. Zurlnick
                                   Title: Senior Vice President,
                                          Treasurer and CFO


                               FINLAY ENTERPRISES, INC.


                               By: /s/ Bruce E. Zurlnick
                                   -------------------------------------
                                   Name:  Bruce E. Zurlnick
                                   Title: Senior Vice President,
                                          Treasurer and CFO


                               GENERAL ELECTRIC CAPITAL CORPORATION,
                               Individually and as Agent


                               By: /s/ Charles Chiodo
                                   -------------------------------------
                                   Name:  Charles Chiodo
                                   Title: Duly Authorized Signatory


                               FLEET PRECIOUS METALS INC.


                               By: /s/ Anthony J. Capuano
                                   -------------------------------------
                                   Name:  Anthony J. Capuano
                                   Title: Senior Vice President


                               By: /s/ Richard M. Seufert
                                   -------------------------------------
                                   Name:  Richard M. Suefert
                                   Title: Senior Vice President


                               ABN AMRO BANK N.V.


                               By:
                                   -------------------------------------
                                   Name:
                                   Title:


                       Signature Pages to Amendment No. 1

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                               BANK LEUMI USA


                               By:
                                   -------------------------------------
                                   Name:
                                   Title:

                               JPMORGAN CHASE BANK


                               By: /s/ Irene B. Spector
                                   -------------------------------------
                                   Name:  Irene B. Spector
                                   Title: Vice President


                               WELLS FARGO FOOTHILL, LLC


                               By: /s/ Lan Wong
                                   -------------------------------------
                                   Name:  Lan Wong
                                   Title: Assistant Vice President


                               TRANSAMERICA BUSINESS CAPITAL CORPORATION


                               By: /s/ Michael S. Burns
                                   -------------------------------------
                                   Name:  Michael S. Burns
                                   Title: SVP-Region Manager



                       Signature Pages to Amendment No. 1
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Each of the Guarantors, by signing
below, confirms in favor of the Agent
and the Lenders that it consents to the
terms and conditions of the foregoing
Amendment No. 1 to the Second Amended
and Restated Credit Agreement and agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under its respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.



FINLAY JEWELRY, INC.


By: /s/ Bruce E. Zurlnick
    -----------------------------
    Name:  Bruce E. Zurlnick
    Title: Senior Vice President,
           Treasurer and CFO

FINLAY MERCHANDISING & BUYING, INC.


By: /s/ Bruce E. Zurlnick
    -----------------------------
    Name:  Bruce E. Zurlnick
    Title: Senior Vice President,
           Treasurer and CFO

eFINLAY, INC.


By: /s/ Bruce E. Zurlnick
    -----------------------------
    Name:  Bruce E. Zurlnick
    Title: Senior Vice President,
           Treasurer and CFO


                       Signature Pages to Amendment No. 1